SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                    Pursuant to Section 13 or 15 (d) of
                    The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 12, 1999



                        THE BEAR STEARNS COMPANIES INC.
             Exact name of registrant as specified in its charter




     DELAWARE                   File No. 1-8989           13-3286161
  (State or other               (Commission File         (IRS Employer
   jurisdiction of                  Number)               Identification
   incorporation)                                         Number)


       245 Park Avenue, New York, New York                         10167
      (Address of principal executive offices)                   (zip code)


   Registrant's telephone number, including area code:   (212)  272-2000




                               Not Applicable
      (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc.'s (the "Company") Press Release, dated April 12, 1999, announcing its earnings for the three and nine months ended March 26, 1999 which includes the Unaudited Consolidated Statements of Income for the Company for the three and nine months ended March 26, 1999 and March 27, 1998, and the three months ended December 31, 1998. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated April 12, 1999.

                                 Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE BEAR STEARNS COMPANIES INC.



                         By:    /s/ Marshall J Levinson
                                Marshall J Levinson
                                Controller and Assistant Secretary
                               (Principal Accounting Officer)

Dated:   April 12, 1999

                       THE BEAR STEARNS COMPANIES INC.
                                  FORM 8-K
                              CURRENT REPORT

                               EXHIBIT INDEX


Exhibit No.                            Description

(99)                       Press Release, dated April 12, 1999